RELATED PARTY TRANSACTIONS	12 Months Ended
Dec. 31, 2016
Related Party Transactions [Abstract]
RELATED PARTY TRANSACTIONS
RELATED PARTY TRANSACTIONS

The Company, which was formed in 2003 as a wholly-owned subsidiary of Frontline, was partially spun-off in 2004 and its shares commenced trading on the New York Stock Exchange in June 2004. A significant proportion of the Company's business continues to be transacted with related parties.

The Company has had transactions with the following related parties, being companies in which our principal shareholders Hemen Holding Ltd. and Farahead Investment Inc. (hereafter jointly referred to as "Hemen") and companies associated with Hemen have, or had, a significant direct or indirect interest:

–    Frontline (1)
–    Frontline 2012 (1)
–    Frontline Shipping and Frontline Shipping II (collectively the Frontline Charterers)
–    Seadrill
–    NADL
–    Golden Ocean (2)
–    United Freight Carriers ("UFC" - which is a joint venture approximately 50% owned by Golden Ocean)
–    Deep Sea
–    Golar Management UK Limited ("Golar") (3)
–    Seatankers Management Co. Ltd. ("Seatankers")
–    Arcadia Petroleum Limited ("Arcadia")
–    NorAm Drilling Company AS ("NorAm Drilling" - formerly Global Rig Company ASA)

(1)	On November 30, 2015, Frontline and Frontline 2012 merged, leaving Frontline as the surviving legal entity and Frontline 2012 becoming a wholly-owned subsidiary of Frontline.

(2)
In March 2015, Golden Ocean Group Limited merged with Knightsbridge Tankers Limited, leaving Knightsbridge Tankers Limited as the surviving legal entity and changing its name to Golden Ocean Group Limited.

(3)	From September 2014, Golar ceased to be a related party to the Company, following disassociation through the sale of shares held by a company associated with Hemen.

The Consolidated Balance Sheets include the following amounts due from and to related parties, excluding direct financing lease balances (see Note 15: Investments in direct financing leases):

(in thousands of $)	2016	2015
Amounts due from:
Frontline Charterers	11,906	18,052
Frontline Ltd	3,008	2,816
UFC	—	1,639
Deep Sea	1,945	—
SFL Linus	660	23,152
Total amount due from related parties	17,519	45,659
Loans to related parties - associated companies, long-term
SFL Deepwater	119,167	137,437
SFL Hercules	85,920	125,275
SFL Linus	125,000	125,000
Total loans to related parties - associated companies, long-term	330,087	387,712
Loans to related parties - others, long-term
Deep Sea	9,268	—
Total loans to related parties - others, long-term	9,268	—
Amounts due to:
Frontline Charterers	229	229
Frontline Management	493	143
Seatankers	79	—
Other related parties	49	44
Total amount due to related parties	850	416

SFL Deepwater, SFL Hercules and SFL Linus are wholly-owned subsidiaries which are not fully consolidated but are accounted for under the equity method as at December 31, 2016. As described below in "Related party loans", at December 31, 2016 and 2015, the long-term loans from Ship Finance to SFL Deepwater, SFL Hercules, and SFL Linus are presented net of amounts due to them by Ship Finance on their respective current accounts.

Related party leasing and service contracts
As at December 31, 2016, 12 of the Company's vessels leased to Frontline Shipping (December 31, 2015: 14) and one of its offshore support vessels leased to a subsidiary of Deep Sea (December 31, 2015: two), are recorded as direct financing leases. In addition, at December 31, 2016, four offshore support vessels were leased to a subsidiary of Deep Sea and eight dry bulk carriers were leased to a subsidiary of Golden Ocean under operating leases. Also at December 31, 2016, one vessel leased to Frontline Shipping is recorded as a held for sale asset.

At December 31, 2016, the combined balance of net investments in direct financing leases with Frontline Shipping and Deep Sea was $411.1 million (2015: $511.4 million) of which $28.9 million (2015: $37.1 million) represents short-term maturities.

At December 31, 2016, the net book value of assets leased under operating leases to Deep Sea and Golden Ocean was $328.6 million (2015: $499.6 million).

At December 31, 2016, the carrying value of the held for sale asset leased to Frontline Shipping was $24.1 million (2015: $nil). In November 2016, the Company agreed to sell the VLCC Front Century to an unrelated party, and agreement was made with Frontline Shipping for the early termination of the charter upon delivery to the new owner, which occurred in March 2017 (see Note 27: Subsequent Events).

During the year ended December 31, 2016, the Company also earned income from another offshore support vessel leased to a subsidiary of Deep Sea, which was sold in February 2016, and from six dry bulk carriers leased to UFC on short-term charters, which all ended during the year.

A summary of leasing revenues earned from the Frontline Charterers, Deep Sea, Golden Ocean and UFC is as follows:

(in millions of $)	2016	2015	2014
Operating lease income	65.3	42.9	26.4
Direct financing lease interest income	22.9	34.2	45.4
Finance lease service revenue	44.5	46.5	46.5
Direct financing lease repayments	30.3	35.9	43.1
Profit sharing revenues	51.5	59.6	33.8

On December 30, 2011, amendments were made to the charter agreements with Frontline Shipping and Frontline Shipping II, which related to 28 vessels accounted for as direct financing leases. In terms of the amending agreements, the Company received a compensation payment of $106 million and agreed to a $6,500 per day reduction in the time charter rate of each vessel for the period January 1, 2012, to December 31, 2015. Thereafter, the charter rates were to revert to the previously agreed daily amounts. The leases were amended to reflect the compensation payment received and the reduction in future minimum lease payments to be received. During 2012, 2013 and 2014, 11 of the vessels were sold.

On June 5, 2015, further amendments were made to the charter agreements relating to the remaining 17 vessels. The amendments, which are effective from July 1, 2015, and do not affect the duration of the leases, include reductions in the daily time-charter rates to $20,000 per day for VLCCs and $15,000 per day for Suezmax tankers. As consideration for the agreed amendments, the Company received 55 million ordinary shares in Frontline, the fair value of which amounted to $150.2 million, and also an increase in the profit sharing percentage (see below). The charters for three of the vessels were transferred from Frontline Shipping II to Frontline Shipping, which is now the charter counterparty for all of the vessels. As part of the amended agreement, Frontline was released from its guarantee obligations under the charters, and in exchange a cash reserve of $2 million per vessel has been built up in Frontline Shipping as security for its obligations under the charters.

The Company's holding of Frontline ordinary shares represented approximately 27.73% of the issued share capital of Frontline at the time of receipt in June 2015. On November 30, 2015, Frontline merged with Frontline 2012 and increased its issued share capital, reducing the Company's holding to approximately 7.03%. Accordingly, from June 5, 2015, to November 30, 2015, the Company's shareholding was accounted for as an investment in associated companies (see Note 16: Investment in associated companies). Since December 1, 2015, the Company's holding of Frontline shares has been held under available-for-sale securities (see Note 11: Available-for-sale securities). In February 2016, Frontline enacted a 1-for-5 reverse stock split of its ordinary shares, and the Company's holding in Frontline now consists of 11 million ordinary shares. In the year ended December 31, 2016, the Company received dividend income totaling $11.6 million on these shares. As disclosed in Note 16: Investment in Associated Companies, the dividend received from Frontline in December 2015 was recorded against the carrying value of this investment.

Prior to December 31, 2011, Frontline Shipping and Frontline Shipping II paid the Company profit sharing of 20% of their earnings on a time-charter equivalent basis from their use of the Company's fleet above average threshold charter rates each fiscal year. The amendments to the charter agreements made on December 30, 2011, increased the profit sharing percentage to 25% for future earnings above those threshold levels. Of the $106 million compensation payment received, $50 million represented a non-refundable advance relating to the new 25% profit sharing agreement. The Company earned and recognized profit sharing revenue under the 25% arrangement in the year ended December 31, 2016, of $nil (2015: $nil; 2014: $nil). The amendments to the charter agreements effective from July 1, 2015, increased the profit sharing percentage from 25% to 50% for earnings above the new reduced time-charter rates, calculated and payable on a quarterly basis. The Company earned and recognized profit sharing revenue under the 50% arrangement of $50.9 million in the year ended December 31, 2016 (2015: $37.3 million; 2014: $nil).

The amendments to the charter agreements effective from January 1, 2012, additionally provided that for the four year period of the temporary reduction in charter rates, Frontline Shipping and Frontline Shipping II would pay the Company 100% of any earnings on a time-charter equivalent basis above the temporarily reduced time charter rates, subject to a maximum of $6,500 per day per vessel. This arrangement was discontinued from July 1, 2015, when the amendments agreed in June 2015 became effective. In the year ended December 31, 2016, the Company earned and recognized $nil revenue under this arrangement (2015: $19.9 million; 2014: $32.7 million), which is also reported under "Profit sharing revenues".

In the event that vessels on charter to the Frontline Charterers are agreed to be sold, the Company may either pay or receive compensation for the early termination of the lease. In July 2016, the VLCC Front Vanguard on charter to Frontline Shipping was sold and its lease canceled, with an agreed termination fee of $0.3 million received.

In September 2015, October 2015 and December 2015, the Suezmax tankers Front Glory, Front Splendour and Mindanao on charter to Frontline Shipping were sold and their leases canceled, with agreed termination fees payable of $2.2 million, $1.3 million and $3.3 million, respectively.

In November 2014, three VLCCs, namely Front Comanche, Front Commerce and Front Opalia, on charter to the Frontline Charterers were sold and their leases canceled, with agreed termination fees receivable of $49.2 million. Of the termination fees receivable, $10.5 million was received in cash and $38.7 million was received in the form of amortizing loan notes from Frontline receivable over the approximately eight remaining years of the canceled leases. The initial face value of the notes received, on which interest at 7.25% was receivable, was $48.4 million and their initial fair value of $38.7 million was determined from analysis of projected cash flows, based on factors including the terms, provisions and other characteristics of the notes, default risk of the issuing entity, the fundamental financial and other characteristics of that entity, and the current economic environment and trading activity in the debt market.

In December 2015, Frontline redeemed in full the loan notes received by the Company on the sale of the above three VLCCs in November 2014 and on the sale of two other VLCCs in 2013. The aggregate amount received on redemption was $113.2 million (2016: $nil; 2014: $nil), including accrued interest of $0.5 million (2016: $nil; 2014: $nil). At the time of the redemption, the loan notes had a carrying value of $83.8 million, resulting in a gain of $28.9 million on disposal.

In February 2016, the offshore support vessel Sea Bear on charter to a subsidiary of Deep Sea was sold and its lease canceled. An agreed termination fee was received in the form of loan notes from Deep Sea, receivable over the approximately six remaining years of the canceled lease. The initial face value of the notes received, on which interest at 7.25% is receivable, was $14.6 million and their initial fair value of $11.6 million was determined from analysis of projected cash flows, based on factors including the terms, provisions and other characteristics of the notes, default risk of the issuing entity, the fundamental financial and other characteristics of that entity, and the current economic environment and trading activity in the debt market.

In the year ended December 31, 2016, the Company had five other offshore support vessels on long-term bareboat charters to a subsidiary of Deep Sea. In July 2016, the Company agreed to amend the terms of the charters, which were scheduled to end between September 2019 and January 2020. Under the amended agreements, the charter rates have been temporarily reduced until May 2018, in exchange for extending the original charter periods by three years and introducing a 50% profit share on charter revenues earned by the vessels above the new base charter rates, calculated on a time-charter equivalent basis. In the year ended December 31, 2016, the Company earned no income under this arrangement (2015: $nil; 2014: $nil).

In the year ended December 31, 2016, the Company had eight dry bulk carriers operating on time-charters to a subsidiary of Golden Ocean, which include profit sharing arrangements whereby the Company earns a 33% share of profits earned by the vessels above threshold levels. In the year ended December 31, 2016, the Company earned no income under this arrangement (2015: $nil; 2014: $nil).

Until their short-term charters ended on the relevant dates during the year, the Company had up to six dry bulk carriers operating on time-charters to UFC during 2016, which included profit-sharing arrangements whereby the Company earned a 50% share of profits earned by the vessels above threshold levels. In the year ended December 31, 2016, the Company earned and recognized $0.6 million under this arrangement (2015: $2.5 million; 2014: $1.1 million).

As at December 31, 2016, the Company was owed a total of $11.9 million (2015: $18.1 million) by Frontline Shipping in respect of leasing contracts and profit share.

At December 31, 2016, the Company was owed $3.0 million (2015: $2.8 million) by Frontline in respect of various short-term items, including items relating to the operation of vessels in the spot market.

At December 31, 2016, the Company was owed $nil (2015: $1.6 million) by UFC in respect of leasing contracts and profit share.

At December 31, 2016, the Company was owed $1.9 million (2015: $nil) by Deep Sea and affiliates, including the $1.4 million carrying value of the short-term portion of the loan notes receivable from Deep Sea (2015: $nil). The $9.3 million carrying value of the long-term portion of the loan notes is reported under "Loans to related parties - others, long-term".

At December 31, 2016, the Company was owed $0.7 million by SFL Linus in addition to the loan due to the Company (2015: $23.2 million) - see below.

The vessels leased to Frontline Shipping are on time charter terms and for each such vessel the Company pays a fixed management/operating fee of $9,000 per day to Frontline Management (Bermuda) Ltd. ("Frontline Management"), a wholly owned subsidiary of Frontline. This daily fee has been payable since July 1, 2015, when amendments to the charter agreements became effective, before which the fixed daily fee was $6,500 per day. An exception to this arrangement is for any vessel leased to Frontline Shipping which is sub-chartered on a bareboat basis, for which there is no management fee payable for the duration of the bareboat sub-charter. In addition, during the year ended December 31, 2016, the Company also had 9 container vessels, 14 dry bulk carriers, two Suezmax tankers and two car carriers operating on time charter or in the spot market, for which the supervision of the technical management was sub-contracted to Frontline Management. In the year ended December 31, 2016, total management fees paid to Frontline Management amounted to $45.9 million (2015: $48.0 million; 2014: $48.4 million).

The vessels leased to a subsidiary of Golden Ocean are on time charter terms and for each vessel the Company pays a fixed management/operating fee of $7,000 per day to Golden Ocean Group Management (Bermuda) Ltd. ("Golden Ocean Management"), a wholly-owned subsidiary of Golden Ocean. Additionally, in the year ended December 31, 2016, the Company had 9 container vessels and 14 dry bulk carriers operating on time-charters, for which part of the operating management was sub-contracted to Golden Ocean Management. In the year ended December 31, 2016, total management fees paid to Golden Ocean Management amounted to approximately $21.3 million (2015: $9.0 million; 2014: $0.8 million). Management fees are classified as vessel operating expenses in the consolidated statements of operations.

The Company operates the Suezmax tankers Glorycrown and Everbright in the spot market (until the latter commenced a two year time charter in January 2016) and pays Frontline Management a management fee of 1.25% of chartering revenues. In 2016, $0.4 million was paid to Frontline Management pursuant to this arrangement (2015: $0.4 million; 2014: $0.3 million).

In 2016, the Company also paid $0.6 million to Frontline Management (2015: $0.5 million, 2014: $0.5 million) for administrative services, including corporate services, and $0.3 million to Seatankers (2015: $nil; 2014: $nil) for the provision of advisory and support services.

The Company pays fees to Frontline Management for the management supervision of some of its newbuildings, which in 2016 amounted to $nil (2015: $0.1 million; 2014: $2.9 million).

In the year ended December 31, 2016, the Company paid $0.3 million to Seatankers Management Norway AS (2015: $0.4 million to Frontline Management AS; 2014: $0.4 million to Frontline Management AS) for the provision of office facilities in Oslo, and $0.2 million to Frontline Corporate Services Ltd (2015: $0.1 million to Arcadia; 2014: $0.1 million to Golar) for the provision of office facilities in London. Golar ceased to be a related party in September 2014.

As at December 31, 2016, the Company owes Frontline Management and Frontline Management AS a combined total of $0.5 million (2015: $0.1 million) for various items, including technical supervision fees and office costs. At December 31, 2016, the Company also owes Seatankers $0.1 million (2015: $nil) for advisory and support services.

On October 5, 2016, the Company issued a senior unsecured convertible bond loan totaling $225.0 million. In conjunction with the bond issue, the Company loaned up to 8,000,000 of its common shares to an affiliate of one of the underwriters of the issue, in order to assist investors in the bonds to hedge their position. The shares that were lent by the Company were initially borrowed from Hemen Holding Ltd., the largest shareholder of the Company, for a one-time loan fee of $120,000 In November 2016, the Company issued 8,000,000 new shares, to replace the shares borrowed from Hemen Holding Ltd.and received $80,000 from Hemen Holding Ltd.

Related party loans – associated companies
Ship Finance has entered into agreements with SFL Deepwater, SFL Hercules and SFL Linus granting them loans of $145.0 million, $145.0 million and $125.0 million, respectively. The loans to SFL Deepwater and SFL Hercules are fixed interest rate loans, and the loan to SFL Linus was interest free until the newbuilding jack-up drilling rig was delivered to that company, since when it has been a fixed interest rate loan. These loans are repayable in full on October 1, 2023, October 1, 2023 and June 30, 2029, respectively, or earlier if the companies sell their drilling units. Ship Finance is entitled to take excess cash from these companies, and such amounts are recorded within their current accounts with Ship Finance. The loan agreements specify that the balance on the current accounts will have no interest applied and will be settled by offset against the eventual repayments of the fixed interest loans. In the year ended December 31, 2016, the Company received interest income on these loans of $6.5 million from SFL Deepwater (2015: $6.5 million; 2014: $6.5 million), $6.5 million from SFL Hercules (2015: $6.5 million; 2014: $6.5 million) and $5.6 million from SFL Linus (2015: $5.6 million, 2014: $4.9 million) totaling $18.7 million.

Ship Finance also granted a $145.0 million fixed interest rate loan to SFL West Polaris, which was repaid when that company was sold on December 30, 2014. The terms of the loan were similar to those in the above continuing loans, and in the year ended December 31, 2016, the Company received interest income on this loan of $nil (2015: $nil; 2014: $6.5 million).

Related party purchases and sales of vessels – 2016
No vessels were acquired from or sold to related parties in the year ended December 31, 2016.
Related party purchases and sales of vessels – 2015
In the third quarter of 2015, the Company acquired eight Capesize dry bulk carriers from subsidiaries of Golden Ocean for a total acquisition cost of $272.0 million. The vessels were immediately chartered back to a subsidiary of Golden Ocean on ten year time charters, at rates of $17,600 per day for the first seven years and $14,900 per day thereafter. In addition, the Company will receive a 33% profit share of revenues above these rates. Golden Ocean was granted an option to purchase all eight of the vessels at the expiry of the charters. If the purchase option is not exercised, Ship Finance has the option to extend the charters for an additional three years at the rate of $14,900 per day per vessel.
Related party purchases and sales of vessels – 2014
The ultra deepwater drilling unit West Polaris is owned by SFL West Polaris, which was a wholly-owned subsidiary of Ship Finance accounted for using the equity method (see Note 16: Investment in associated companies). In December 2014, Seadrill advised the Company of its intention to exercise a purchase option, and the transaction was effected on December 30, 2014 as the sale of SFL West Polaris. The Company recorded a gain of $6.1 million on the sale, which was recorded as "Gain on sale of investment in associated company".
Other related party investments
In November 2016, the Company acquired approximately 12 million shares in NorAm Drilling for a consideration of approximately $0.7 million. This investment, on which no dividend was received in the year ended December 31, 2016, is included in "Available-for-sale securities" (see Note 11). The Company also holds within "Available-for-sale securities" 5.7 million $1 senior secured corporate bonds in NorAm Drilling due 2019, on which interest amounting to $0.5 million was earned in the year ended December 31, 2016 (2015: $0.6 million; 2014: $0.7 million).